UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
______________

FORM 8-K/A

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – May 14, 2010

Commission File Number: 333-144973

LAS VEGAS RAILWAY EXPRESS, INC.
(Exact name of registrant as specified in its charter)

Delaware	56-2646797
(State or jurisdiction of	(IRS Employer Identification No.)
incorporation or organization)

6650 Via Austi Parkway, Suite 170
Las Vegas, NV  89119
(Address of principal executive offices, including zip code)

702-583-6715
 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Precommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Precommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

LAS VEGAS RAILWAY EXPRESS, INC.

Item 4.02  Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On May 14, 2010, in evaluating the Company’s accounting treatments for certain account transactions relating to the current years audit of our March 31, 2010 financial statements, the Company’s new Chief Financial Officer and new independent auditors have concluded that the valuation of its Loans Held for Investment for the prior year ended March 31, 2009 should have been accounted for under FASB ASC 310-30, “Loans and Debt Securities Acquired with Deteriorated Credit Quality”.

When the loan pool was acquired, the Company’s policy was to value its loans at their historical rate of recovery, based on expected cash flows.  After reviewing previous periods of returns on the loans, the Company valued the loans at what it expected their return to be, considering their previous performance of the same category of loan in the portfolio.  Valuations were adjusted as actual cash flows were used for continuing projections.

Subsequently, we have adopted and applied FASB ASC Topic 310-30, “Loans and Debt Securities Acquired with Deteriorated Credit Quality”.  The loan pool was a mixture of performing and non-performing subprime loans and loan in bankruptcy or foreclosure without reasonably estimated cash flows.  The Company determined that the cost-recovery method of accounting should be used for the loan pool.  Under this method, no income was recognized until the Company had fully collected the full cost of the loan.  Under this method of income recognition, financial statements were restated for each period from inception to the discontinuation of the line of business in January 2010.  All disclosures relating to the Company’s accounting policy are included in its Form 10K for the year ending March 31, 2010.

In November 2008, the Company issued options for the purchase of stock at $0.50 per share.  The initial valuation use $0.0001 per share as the market value on the date of issuance.  Using the Black-Sholes formula, the valuation of the options were negligible and no expense was recognized.  Subsequently, the Company changed the Black-Sholes formula to properly use the $0.45 share price at the date of issuance.  The options vested over a 5 year period and the financial statements for March 31, 2008 and 2009 were restated to recognize expense of $63,551 for each year.

Accordingly, the Company restated its March 31, 2009 financial statements with the release of the Company’s audit for fiscal year ended March 31, 2010 as reported on the Company’s Form 10-K filed on July 14, 2010.  The Company included all adjustments and corrections to the balance sheets and income statements for June 30, 2009, September 30, 2009 and December 31, 2009 in Note 12 of the audited financial statements dated March 31, 2010 included with the Form 10-k filed on July 14, 2010.  The prior year columns for June 30, 2009 and September 30, 2009 were restated and included in the Forms 10-Q filed for June 30, 2010 and September 30, 2010, respectively.  The restated December 31, 2009 financial statements will be included in the Form 10-Q for the period ended December 31, 2010.

Consequently, the financial statements for the year ended March 31, 2009 and the quarterly periods ended June 30, 2009, September 30, 2009 and December 31, 2009 should no longer be relied upon since they were restated.

Item 9.01  Financial Statements and Exhibits.

Exhibit	Description
99.1	Statement from Auditor

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

Date: May 17, 2010	LAS VEGAS RAILWAY EXPRESS, INC.

By: /s/ Michael A. Barron
Michael A. Barron
Chief Executive Officer